Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CHEMICALS

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes	396	273	135		804	154	623	631	436	1,844

Equity in Earnings of Affiliate	393	271	129		793	152	620	627	433	1,832

100% CPChem Results
Net Income (Loss), excludes parent company income tax related to CPChem's earnings
Olefins and Polyolefins	736	433	209		1,378	288	1,124	1,224	851	3,487
Specialties, Aromatics and Styrenics	60	118	120		298	53	157	73	76	359
Corporate and Other	(32)	(7)	(72)		(111)	(37)	(41)	(44)	(40)	(162)
Total	764	544	257		1,565	304	1,240	1,253	887	3,684

Income (Loss) before Income Taxes
Olefins and Polyolefins	750	443	220		1,413	299	1,143	1,237	872	3,551
Specialties, Aromatics and Styrenics	69	130	127		326	58	164	80	82	384
Corporate and Other	(32)	(7)	(72)		(111)	(37)	(41)	(41)	(40)	(159)
Total	787	566	275		1,628	320	1,266	1,276	914	3,776

Depreciation and Amortization	141	144	145		430	146	144	151	151	592

Net Interest Expense*	23	11	12		46	22	24	24	24	94
* Net of interest income.

Investing Cash Flows—Outflows/(Inflows)
Capital Expenditures and Investments	225	322	317		864	157	144	177	255	733
Return of Investments from Equity Companies	(26)	(34)	(5)		(65)	(30)	(107)	(82)	(46)	(265)

Olefins and Polyolefins Capacity Utilization (%)	99%	94%	90%		95%	79%	102%	102%	97%	95%

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	39.5	35.0	31.6		35.4	41.9	41.1	45.6	38.4	41.8
HDPE Blow Molding, Domestic Spot (cents/lb)	69.8	69.8	52.9		64.2	71.9	88.3	98.8	84.8	86.0

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	22.1	28.0	26.5		25.5	13.2	12.5	16.1	20.8	15.7
HDPE Blow Molding, Total Cash Cost (cents/lb)	53.9	49.8	46.6		50.1	55.7	54.9	59.7	52.8	55.8

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	33.4	26.9	11.4		23.9	44.9	62.0	68.6	49.6	56.3
* Source: IHS, Inc.

Reconciliation of Chemicals Income before Income Taxes to Adjusted EBITDA
Income before income taxes	396	273	135		804	154	623	631	436	1,844
Plus:
None	—	—	—		—	—	—	—	—	—
EBITDA	396	273	135		804	154	623	631	436	1,844

Special Item Adjustments (pre-tax):
Pension settlement expense	—	—	—		—	—	18	2	2	22
Hurricane-related costs	—	—	—		—	—	—	1	—	1
Winter-storm-related costs	—	—	—		—	30	16	—	(14)	32
EBITDA, Adjusted for Special Items	396	273	135		804	184	657	634	424	1,899

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	29	38	25		92	28	48	33	35	144
Proportional share of selected equity affiliates net interest	11	6	5		22	11	12	12	13	48
Proportional share of selected equity affiliates depreciation and amortization	101	103	103		307	103	102	102	104	411
Adjusted EBITDA	537	420	268		1,225	326	819	781	576	2,502

Phillips 66 Earnings Release Supplemental Data

REFINING

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Atlantic Basin/Europe	143	1,093	521		1,757	(153)	(110)	90	137	(36)
Gulf Coast	4	863	726		1,593	(253)	(264)	(1,333)	(39)	(1,889)
Central Corridor	(135)	490	1,342		1,697	(248)	(82)	229	171	70
West Coast	111	590	262		963	(386)	(273)	(112)	77	(694)
Income (Loss) before Income Taxes	123	3,036	2,851		6,010	(1,040)	(729)	(1,126)	346	(2,549)

Income (Loss) before Income Taxes ($/BBL)
Atlantic Basin/Europe	2.98	21.92	10.54		11.93	(3.57)	(2.20)	1.88	2.85	(0.19)
Gulf Coast	0.08	16.43	14.39		10.27	(4.64)	(3.81)	(20.82)	(0.74)	(7.84)
Central Corridor	(5.70)	21.65	53.32		23.74	(12.55)	(3.49)	8.68	6.58	0.73
West Coast	3.84	19.54	9.07		10.95	(14.89)	(9.70)	(3.67)	2.71	(6.14)
Worldwide	0.81	19.56	18.52		13.01	(7.27)	(4.26)	(6.67)	2.23	(3.99)

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	11.71	30.39	19.22		20.55	4.86	4.63	9.27	11.00	7.48
Gulf Coast	7.71	24.80	21.29		17.91	3.39	2.10	5.75	9.19	4.92
Central Corridor	7.89	26.72	38.76		24.93	5.97	6.40	12.47	12.60	9.65
West Coast	17.68	33.13	28.64		26.58	3.33	3.37	7.46	15.41	7.49
Worldwide	10.55	28.31	26.58		21.88	4.36	3.92	8.57	11.60	7.15
* See note on the use of non-GAAP measures. Also, reconciliations of income (loss) before income taxes to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Equity in Earnings (Losses) of Affiliates
Atlantic Basin/Europe	(3)	(2)	(2)		(7)	(2)	(2)	(3)	(2)	(9)
Gulf Coast	(2)	(3)	(1)		(6)	(3)	—	(1)	(7)	(11)
Central Corridor	(16)	228	294		506	(117)	(65)	31	(13)	(164)
West Coast	—	—	—		—	—	—	—	—	—
Total	(21)	223	291		493	(122)	(67)	27	(22)	(184)

Depreciation and Amortization*
Atlantic Basin/Europe	52	51	50		153	52	52	52	54	210
Gulf Coast	51	62	55		168	77	77	73	150	377
Central Corridor	35	36	36		107	34	34	34	37	139
West Coast	60	63	76		199	54	57	57	72	240
Total	198	212	217		627	217	220	216	313	966
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Atlantic Basin/Europe	310	312	338		960	244	235	258	314	1,051
Gulf Coast	318	325	275		918	331	313	327	388	1,359
Central Corridor	198	278	194		670	212	132	136	199	679
West Coast	314	315	461		1,090	393	291	277	300	1,261
Total	1,140	1,230	1,268		3,638	1,180	971	998	1,201	4,350
* Excludes operating and SG&A expenses of all equity affiliates.

Turnaround Expense, included in Operating and SG&A Expenses*
Atlantic Basin/Europe	13	22	44		79	17	13	32	34	96
Gulf Coast	31	40	53		124	33	9	24	27	93
Central Corridor	26	117	17		160	17	36	13	28	94
West Coast	32	44	111		187	125	60	12	17	214
Total	102	223	225		550	192	118	81	106	497
* Excludes turnaround expense of all equity affiliates.

Taxes Other than Income Taxes
Atlantic Basin/Europe	19	14	14		47	20	18	15	16	69
Gulf Coast	27	21	18		66	27	25	13	8	73
Central Corridor	18	18	16		52	15	11	12	13	51
West Coast	24	19	31		74	23	22	4	—	49
Total	88	72	79		239	85	76	44	37	242

Foreign Currency Gains (Losses) Pre-Tax	(8)	(10)	(5)		(23)	1	9	(4)	(10)	(4)

Refining—Equity Affiliate Information
Equity in earnings (losses) of affiliates	(21)	223	291		493	(122)	(67)	27	(22)	(184)
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs*	(228)	(495)	(539)		(1,262)	(129)	(167)	(220)	(216)	(732)
Equity affiliate-related expenses not included in Realized Refining Margins	(249)	(272)	(248)		(769)	(251)	(234)	(193)	(238)	(916)
Regional Totals
Atlantic Basin/Europe	(26)	(28)	(24)		(78)	(45)	(44)	(22)	(21)	(132)
Gulf Coast	(2)	(3)	(1)		(6)	(3)	—	(1)	(7)	(11)
Central Corridor	(221)	(241)	(223)		(685)	(203)	(190)	(170)	(210)	(773)
Total	(249)	(272)	(248)		(769)	(251)	(234)	(193)	(238)	(916)
* Other costs associated with equity affiliates which do not flow through equity earnings (losses).

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Income (Loss) before Income Taxes to Adjusted EBITDA ($ Millions)
Income (loss) before income taxes	123	3,036	2,851		6,010	(1,040)	(729)	(1,126)	346	(2,549)
Plus:
Depreciation and amortization	198	212	217		627	217	220	216	313	966
EBITDA	321	3,248	3,068		6,637	(823)	(509)	(910)	659	(1,583)

Special Item Adjustments (pre-tax):
Impairments	—	—	—		—	—	—	1,288	—	1,288
Certain tax impacts	—	—	—		—	—	—	—	(11)	(11)
Pension settlement expense	—	—	—		—	—	20	12	5	37
Hurricane-related costs	17	—	(24)		(7)	—	—	10	30	40
Winter-storm-related costs	—	—	—		—	14	3	—	—	17
Alliance shutdown-related costs	—	20	—		20	—	—	—	31	31
Regulatory compliance costs	—	70	—		70	—	—	—	(88)	(88)
EBITDA, Adjusted for Special Items	338	3,338	3,044		6,720	(809)	(486)	400	626	(269)

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	1		1	(2)	(1)	—	3	—
Proportional share of selected equity affiliates net interest	2	3	1		6	2	2	1	4	9
Proportional share of selected equity affiliates depreciation and amortization	23	23	22		68	25	26	27	25	103
Adjusted EBITDA	363	3,364	3,068		6,795	(784)	(459)	428	658	(157)

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	503	526	525		518	438	513	487	478	479
Total Processed Inputs (MB/D)	533	548	538		540	476	549	519	523	517
Crude Oil Capacity Utilization (%)	94%	98%	98%		96%	82%	96%	91%	89%	89%
Clean Product Yield (%)	85%	83%	82%		83%	86%	83%	84%	84%	84%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	497	500	481		493	553	687	623	505	592
Total Processed Inputs (MB/D)	579	577	548		568	606	762	697	575	660
Crude Oil Capacity Utilization (%)	94%	94%	91%		93%	71%	88%	80%	95%	82%
Clean Product Yield (%)	77%	79%	81%		79%	73%	78%	78%	80%	77%

Central Corridor*
Crude Oil Charge Input (MB/D)	453	435	492		460	384	462	493	503	461
Total Processed Inputs (MB/D)	470	446	509		475	397	475	506	519	474
Crude Oil Capacity Utilization (%)	85%	82%	93%		87%	72%	87%	93%	95%	87%
Clean Product Yield (%)	88%	87%	88%		88%	86%	87%	88%	90%	88%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	294	306	290		297	268	286	302	278	284
Total Processed Inputs (MB/D)	321	332	314		322	288	309	332	308	310
Crude Oil Capacity Utilization (%)	81%	84%	80%		81%	74%	79%	83%	76%	78%
Clean Product Yield (%)	90%	85%	90%		88%	86%	83%	90%	92%	88%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,747	1,767	1,788		1,768	1,643	1,948	1,905	1,764	1,816
Total Processed Inputs (MB/D)	1,903	1,903	1,909		1,905	1,767	2,095	2,054	1,925	1,961
Crude Oil Capacity Utilization (%)	89%	90%	91%		90%	74%	88%	86%	90%	84%
Clean Product Yield (%)	84%	83%	85%		84%	82%	82%	84%	86%	83%

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refined Petroleum Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	226	221	210		219	220	242	232	237	233
Distillates	210	216	215		214	175	197	188	190	188
Other	102	113	114		110	87	113	103	101	101
Total	538	550	539		543	482	552	523	528	522
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	233	231	223		230	219	310	281	243	263
Distillates	194	206	200		200	201	257	235	195	222
Other	163	149	134		148	183	196	184	146	177
Total	590	586	557		578	603	763	700	584	662

Central Corridor*
Gasoline	235	211	246		230	191	227	255	266	235
Distillates	176	176	200		184	149	183	187	201	180
Other	63	59	66		63	58	65	68	55	61
Total	474	446	512		477	398	475	510	522	476
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	166	156	158		160	138	138	166	170	153
Distillates	123	126	124		124	110	118	131	113	118
Other	32	48	30		37	40	51	32	26	37
Total	321	330	312		321	288	307	329	309	308

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	860	819	837		839	768	917	934	916	884
Distillates	703	724	739		722	635	755	741	699	708
Other	360	369	344		358	368	425	387	328	376
Total	1,923	1,912	1,920		1,919	1,771	2,097	2,062	1,943	1,968

Market Indicators*
Crude and Crude Differentials ($/BBL)
WTI	94.49	108.66	91.76		98.30	57.84	66.09	70.58	77.35	67.96
Brent	101.40	113.78	100.85		105.35	60.90	68.83	73.47	79.73	70.73
LLS	96.77	110.15	94.19		100.37	59.98	67.95	71.51	78.40	69.46
ANS	95.61	112.48	99.12		102.40	60.76	68.44	72.73	79.81	70.44
WTI less Maya	5.62	4.87	7.30		5.93	1.44	3.21	4.37	5.59	3.65
WTI less WCS (settlement differential)	14.53	12.80	19.86		15.73	12.47	11.49	13.58	14.64	13.04

Natural Gas ($/MMBtu)
Henry Hub	4.60	7.39	7.96		6.65	3.51	2.88	4.28	4.74	3.85

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	13.57	41.02	25.69		26.76	11.73	18.61	21.15	17.90	17.35
East Coast Distillate less Brent	28.40	68.16	49.04		48.53	12.09	15.24	16.07	20.47	15.97
Gulf Coast
Gulf Coast Gasoline less LLS	16.24	32.87	17.21		22.11	11.22	15.47	18.61	14.64	14.99
Gulf Coast Distillate less LLS	28.52	57.49	52.51		46.17	11.30	14.03	15.87	19.12	15.08
Central Corridor
Central Gasoline less WTI	16.17	36.31	27.38		26.62	14.90	19.96	20.83	13.87	17.39
Central Distillate less WTI	27.31	60.45	60.24		49.33	17.24	18.40	19.38	19.73	18.69
West Coast
West Coast Gasoline less ANS	31.92	51.66	46.29		43.29	16.88	24.76	23.54	22.75	21.98
West Coast Distillate less ANS	32.28	58.37	50.26		46.97	14.14	15.28	18.55	22.44	17.60

Worldwide Market Crack Spread ($/BBL)**	21.93	46.72	36.29		34.98	13.23	17.76	19.44	17.93	17.09
* Based on daily spot prices, unless otherwise noted.
** Weighted average based on Phillips 66 crude capacity.

Phillips 66 Earnings Release Supplemental Data

MARKETING AND SPECIALTIES

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income before Income Taxes
Marketing and Other	203	656	717		1,576	211	389	452	401	1,453
Specialties	113	109	130		352	79	87	93	97	356
Income before Income Taxes	316	765	847		1,928	290	476	545	498	1,809

Income before Income Taxes ($/BBL)
U.S.	1.13	2.86	2.16		2.05	1.36	2.15	1.93	1.44	1.74
International	0.92	7.30	12.60		7.06	2.24	1.96	4.84	7.13	4.13

Realized Marketing Fuel Margins ($/BBL)*
U.S.	1.59	3.24	2.49		2.44	1.94	2.62	2.29	1.87	2.19
International	2.30	8.20	12.40		7.73	4.01	2.89	6.75	9.81	5.96
* See note on the use of non-GAAP measures. Also, reconciliations of income before income taxes to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Other Realized Margins and Revenues not included in Marketing Fuel Margins*
Marketing and Other	167	202	242		611	104	138	111	122	475
Specialties	101	90	78		269	84	64	61	77	286
Total	268	292	320		880	188	202	172	199	761
* Excludes gain on dispositions and excise taxes on sales of refined petroleum products.

Equity in Earnings of Affiliates
Marketing and Other	33	48	61		142	26	46	48	41	161
Specialties	52	56	87		195	32	59	68	59	218
Total	85	104	148		337	58	105	116	100	379

Depreciation and Amortization*
Marketing and Other	23	25	22		70	23	24	23	25	95
Specialties	4	4	5		13	4	6	4	4	18
Total	27	29	27		83	27	30	27	29	113
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Marketing and Other	288	329	317		934	258	284	280	318	1,140
Specialties	32	32	29		93	29	30	30	33	122
Total	320	361	346		1,027	287	314	310	351	1,262
* Excludes operating and SG&A expenses of all equity affiliates.

Refined Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	1,046	1,089	1,096		1,077	960	1,095	1,098	1,142	1,074
Distillates	834	789	757		793	660	776	895	822	789
Other	—	—	—		—	—	—	—	—	—
Total	1,880	1,878	1,853		1,870	1,620	1,871	1,993	1,964	1,863

International Marketing
Gasoline	83	87	94		88	63	81	91	82	80
Distillates	177	171	178		175	158	171	179	174	170
Other	17	19	16		17	18	18	17	17	17
Total	277	277	288		280	239	270	287	273	267

Worldwide Marketing
Gasoline	1,129	1,176	1,190		1,165	1,023	1,176	1,189	1,224	1,154
Distillates	1,011	960	935		968	818	947	1,074	996	959
Other	17	19	16		17	18	18	17	17	17
Total	2,157	2,155	2,141		2,150	1,859	2,141	2,280	2,237	2,130

Foreign Currency Gains (Losses) Pre-Tax	1	7	6		14	—	1	—	(1)	—

Reconciliation of Marketing and Specialties Income before Income Taxes to Adjusted EBITDA
Income before income taxes	316	765	847		1,928	290	476	545	498	1,809
Plus:
Depreciation and amortization	27	29	27		83	27	30	27	29	113
EBITDA	343	794	874		2,011	317	506	572	527	1,922

Special Item Adjustments (pre-tax):
Pension settlement expense	—	—	—		—	—	3	2	1	6
EBITDA, Adjusted for Special Items	343	794	874		2,011	317	509	574	528	1,928

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	6	6	7		19	5	6	7	6	24
Proportional share of selected equity affiliates net interest	5	5	6		16	4	4	4	4	16
Proportional share of selected equity affiliates depreciation and amortization	21	18	18		57	17	17	17	18	69
Adjusted EBITDA	375	823	905		2,103	343	536	602	556	2,037

Phillips 66 Earnings Release Supplemental Data

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Income (loss) before income taxes	143	1,093	521		1,757	(153)	(110)	90	137	(36)
Plus:
Taxes other than income taxes	19	14	14		47	20	18	15	16	69
Depreciation, amortization and impairments	52	51	50		153	52	52	52	54	210
Selling, general and administrative expenses	14	16	27		57	14	18	19	19	70
Operating expenses	296	296	311		903	230	217	239	295	981
Equity in losses of affiliates	3	2	2		7	2	2	3	2	9
Other segment (income) expense, net	12	8	2		22	—	(8)	6	11	9
Proportional share of refining gross margins contributed by equity affiliates	23	26	22		71	43	42	19	19	123
Special items:
Certain tax impacts	—	—	—		—	—	—	—	(4)	(4)
Regulatory compliance costs	—	9	—		9	—	—	—	(20)	(20)
Realized refining margins	562	1,515	949		3,026	208	231	443	529	1,411

Total processed inputs (MB)	48,015	49,854	49,420		147,289	42,826	49,979	47,792	48,100	188,697
Adjusted total processed inputs (MB)	48,015	49,854	49,420		147,289	42,826	49,979	47,792	48,100	188,697

Income (loss) before income taxes ($/BBL)**	2.98	21.92	10.54		11.93	(3.57)	(2.20)	1.88	2.85	(0.19)
Realized refining margins ($/BBL)***	11.71	30.39	19.22		20.55	4.86	4.63	9.27	11.00	7.48

GULF COAST
Income (loss) before income taxes	4	863	726		1,593	(253)	(264)	(1,333)	(39)	(1,889)
Plus:
Taxes other than income taxes	27	21	18		66	27	25	13	8	73
Depreciation, amortization and impairments	51	64	54		169	77	77	1,361	150	1,665
Selling, general and administrative expenses	11	14	12		37	10	14	15	11	50
Operating expenses	307	311	263		881	321	299	312	377	1,309
Equity in losses of affiliates	2	3	1		6	3	—	1	7	11
Other segment (income) expense, net	—	1	—		1	—	(6)	(1)	—	(7)
Proportional share of refining gross margins contributed by equity affiliates	—	—	—		—	—	—	—	—	—
Special items:
Regulatory compliance costs	—	26	—		26	—	—	—	(28)	(28)
Realized refining margins	402	1,303	1,074		2,779	185	145	368	486	1,184

Total processed inputs (MB)	52,151	52,523	50,435		155,109	54,560	69,364	64,016	52,919	240,859
Adjusted total processed inputs (MB)	52,151	52,523	50,435		155,109	54,560	69,364	64,016	52,919	240,859

Income (loss) before income taxes ($/BBL)**	0.08	16.43	14.39		10.27	(4.64)	(3.81)	(20.82)	(0.74)	(7.84)
Realized refining margins ($/BBL)***	7.71	24.80	21.29		17.91	3.39	2.10	5.75	9.19	4.92

CENTRAL CORRIDOR
Income (loss) before income taxes	(135)	490	1,342		1,697	(248)	(82)	229	171	70
Plus:
Taxes other than income taxes	18	18	16		52	15	11	12	13	51
Depreciation, amortization and impairments	35	36	36		107	34	34	34	37	139
Selling, general and administrative expenses	14	13	17		44	7	7	10	8	32
Operating expenses	184	264	178		626	205	125	126	191	647
Equity in (earnings) losses of affiliates	16	(228)	(294)		(506)	117	65	(31)	13	164
Other segment (income) expense, net	(4)	2	4		2	(2)	(8)	—	(1)	(11)
Proportional share of refining gross margins contributed by equity affiliates	205	469	517		1,191	86	125	201	197	609
Special items:
Regulatory compliance costs	—	22	—		22	—	—	—	(27)	(27)
Realized refining margins	333	1,086	1,816		3,235	214	277	581	602	1,674

Total processed inputs (MB)	23,691	22,635	25,167		71,493	19,754	23,466	26,373	26,002	95,595
Adjusted total processed inputs (MB)*	42,267	40,629	46,857		129,753	35,711	43,189	46,592	47,738	173,230

Income (loss) before income taxes ($/BBL)**	(5.70)	21.65	53.32		23.74	(12.55)	(3.49)	8.68	6.58	0.73
Realized refining margins ($/BBL)***	7.89	26.72	38.76		24.93	5.97	6.40	12.47	12.60	9.65

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS (continued)

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Income (loss) before income taxes	111	590	262		963	(386)	(273)	(112)	77	(694)
Plus:
Taxes other than income taxes	24	19	31		74	23	22	4	—	49
Depreciation, amortization and impairments	60	63	76		199	54	57	57	72	240
Selling, general and administrative expenses	9	9	9		27	11	10	11	9	41
Operating expenses	305	306	452		1,063	382	281	266	291	1,220
Other segment (income) expense, net	1	—	(1)		—	2	(2)	2	2	4
Special items:
Regulatory compliance costs	—	13	—		13	—	—	—	(13)	(13)
Realized refining margins	510	1,000	829		2,339	86	95	228	438	847

Total processed inputs (MB)	28,877	30,199	28,897		87,973	25,917	28,158	30,558	28,361	112,994
Adjusted total processed inputs (MB)	28,877	30,199	28,897		87,973	25,917	28,158	30,558	28,361	112,994

Income (loss) before income taxes ($/BBL)**	3.84	19.54	9.07		10.95	(14.89)	(9.70)	(3.67)	2.71	(6.14)
Realized refining margins ($/BBL)***	17.68	33.13	28.64		26.58	3.33	3.37	7.46	15.41	7.49

WORLDWIDE
Income (loss) before income taxes	123	3,036	2,851		6,010	(1,040)	(729)	(1,126)	346	(2,549)
Plus:
Taxes other than income taxes	88	72	79		239	85	76	44	37	242
Depreciation, amortization and impairments	198	214	216		628	217	220	1,504	313	2,254
Selling, general and administrative expenses	48	52	65		165	42	49	55	47	193
Operating expenses	1,092	1,177	1,204		3,473	1,138	922	943	1,154	4,157
Equity in (earnings) losses of affiliates	21	(223)	(291)		(493)	122	67	(27)	22	184
Other segment (income) expense, net	9	11	5		25	—	(24)	7	12	(5)
Proportional share of refining gross margins contributed by equity affiliates	228	495	539		1,262	129	167	220	216	732
Special items:
Certain tax impacts	—	—	—		—	—	—	—	(4)	(4)
Regulatory compliance costs	—	70	—		70	—	—	—	(88)	(88)
Realized refining margins	1,807	4,904	4,668		11,379	693	748	1,620	2,055	5,116

Total processed inputs (MB)	152,734	155,211	153,919		461,864	143,057	170,967	168,739	155,382	638,145
Adjusted total processed inputs (MB)*	171,310	173,205	175,609		520,124	159,014	190,690	188,958	177,118	715,780

Income (loss) before income taxes ($/BBL)**	0.81	19.56	18.52		13.01	(7.27)	(4.26)	(6.67)	2.23	(3.99)
Realized refining margins ($/BBL)***	10.55	28.31	26.58		21.88	4.36	3.92	8.57	11.60	7.15

* Adjusted total processed inputs include our proportional share of processed inputs of an equity affiliate.
** Income (loss) before income taxes divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO REALIZED MARKETING FUEL MARGINS

	Millions of Dollars, Except as Indicated
	2022					2021
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Income before income taxes	191	489	368		1,048	199	366	354	261	1,180
Plus:
Depreciation and amortization	3	3	4		10	3	5	3	3	14
Selling, general and administrative expenses	182	210	218		610	165	198	201	194	758
Equity in earnings of affiliates	(7)	(16)	(30)		(53)	(2)	(15)	(18)	(13)	(48)
Other operating revenues*	(107)	(139)	(141)		(387)	(86)	(110)	(120)	(108)	(424)
Other expense, net	6	6	6		18	4	2	2	1	9
Realized marketing fuel margins	268	553	425		1,246	283	446	422	338	1,489

Total fuel sales volumes (MB)	169,196	170,899	170,473		510,568	145,794	170,228	183,332	180,748	680,102

Income before income taxes ($/BBL)	1.13	2.86	2.16		2.05	1.36	2.15	1.93	1.44	1.74
Realized marketing fuel margins ($/BBL)**	1.59	3.24	2.49		2.44	1.94	2.62	2.29	1.87	2.19

INTERNATIONAL
Income before income taxes	23	185	334		542	48	48	128	179	403
Plus:
Depreciation and amortization	18	19	17		54	19	19	18	20	76
Selling, general and administrative expenses	63	62	59		184	60	60	64	69	253
Equity in earnings of affiliates	(26)	(32)	(31)		(89)	(24)	(31)	(30)	(28)	(113)
Other operating (revenues) expenses*	(12)	(9)	(35)		(56)	(5)	(10)	9	14	8
Other (income) expense, net	4	(3)	(3)		(2)	1	—	2	4	7
Marketing margins	70	222	341		633	99	86	191	258	634
Less: margin for nonfuel related sales	13	14	12		39	13	15	13	12	53
Realized marketing fuel margins	57	208	329		594	86	71	178	246	581

Total fuel sales volumes (MB)	24,926	25,329	26,501		76,756	21,474	24,539	26,427	25,089	97,529

Income before income taxes ($/BBL)	0.92	7.30	12.60		7.06	2.24	1.96	4.84	7.13	4.13
Realized marketing fuel margins ($/BBL)**	2.30	8.20	12.40		7.73	4.01	2.89	6.75	9.81	5.96

* Includes other nonfuel revenues and expenses.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.